Exhibit 99.2

1 | Confidential Confidential

| Confidential DISCLAIMER Neither NUBURU, INC. (“NUBURU”) nor TAILWIND ACQUISITION CORP. (“TWND”) makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all inclusive or to contain all the information that a person may desire in considering an investment in NUBURU or TWND and are not intended to form the basis of any investment decision in NUBURU or TWND. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decisions and perform your own independent investment and analysis of an investment in NUBURU or TWND and of the potential business combination of NUBURU and TWND or a wholly owned subsidiary of TWND. FORWARD–LOOKING STATEMENTS This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including certain financial forecasts and projections. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of NUBURU, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by TWND and its management, and NUBURU and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against NUBURU, TWND, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TWND or the stockholders of NUBURU, or to satisfy other closing conditions of the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet NYSE’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the announcement and consummation of the business combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that NUBURU or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital Fund, LLC; (12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of TWND’s securities; (13) the risk that the transaction may not be completed by TWND’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TWND; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TWND’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and registration statement on Form S-4 that TWND intends to file with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of TWND, referred to as a proxy statement/prospectus and other documents filed by TWND from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TWND nor NUBURU gives any assurance that either TWND or NUBURU or the combined company will achieve its expected results. Neither TWND nor NUBURU undertakes any duty to update these forward-looking statements, except as otherwise required by law. TRADEMARKS NUBURU and TWND may own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with NUBURU or TWND, or an endorsement or sponsorship by or of NUBURU or TWND. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that NUBURU or TWND will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. 2 2 | Confidential

| Confidential USE OF MARKET DATA The market data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NUBURU and TWND assume no obligation to update the information in this presentation. PARTICIPANTS IN THE SOLICITATION TWND and NUBURU and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TWND’s stockholders in connection with the proposed transactions. TWND’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of TWND listed in TWND’s registration statement on Form S-4, which is expected to be filed by TWND with the SEC in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWND’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which is expected to be filed by TWND with the SEC in connection with the business combination. NO OFFER OR SOLICITATION This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. ADDITIONAL INFORMATION AND WHERE TO FIND IT On July 13, 2022, TWND filed a preliminary proxy statement (the “Preliminary Extension Proxy Statement”) for a special meeting of the stockholders to be held to approve an extension of time for TWND to complete an initial business combination through March 9, 2023 (the “Extension Proposal”). TWND intends to file a definitive proxy statement (the “Definitive Extension Proxy Statement”) in connection with the Extension Proposal, which will be sent to its stockholders of record as of the record date set therein. Stockholders may obtain a copy of the Preliminary Extension Proxy Statement, as well as the Definitive Extension Proxy Statement, once available, at the SEC’s website (www.sec.gov). This presentation relates to a proposed transaction between TWND and NUBURU. TWND intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of TWND (the "Business Combination Proxy Statement"). The Business Combination Proxy Statement will be sent to all TWND stockholders. TWND also will file other documents regarding the proposed transaction with the SEC. B Before making any voting decision, investors and security holders of TWND are urged to read the Preli minary Extension Proxy Statement and, when available, the Definitive Extension Proxy Statement, the r egistration statement, the Business Combination Proxy Statement and all other relevant documents file d or that will be filed with the SEC in connection with the proposed transaction as they become avail able because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by TWND through the website maintained by the SEC at www.sec.gov. The documents filed by TWND with the SEC also may be obtained free of charge upon written request to Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESENTATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRSENTATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE. RISK FACTORS For a description of the risks relating to an investment in NUBURU and the TWND, please see “Key Risk Factors” in the Appendix to this presentation. 3 3 | Confidential

| Confidential World Class Management Team Dr. Mark Zediker CEO 30 years of experience as an entrepreneur Executive leadership experience at private and publicly listed companies. Strong management and technical background. Cofounded 3 companies Ron Nicol Executive Chairman 30+ years of experience consulting growth companies Executive leadership experience at private and publicly listed companies. Strengths include strategy, organization and change management 4 | Confidential Andrew Dodd VP of Global Sales 30 years of global business development experience Executive leadership at private companies and publicly listed companies. Strong experience in lasers, machine tools and material processing Brian Faircloth COO 18 years of experience scaling operations Executive leadership at private and publicly listed companies. Expert in Six Sigma, Lean Manufacturing Methods and ISO-9001 Brian Knaley CFO 25 years of experience as a financial executive Financial leadership experiences at publicly listed and private companies including several engineering firms

| Confidential Tailwind Acquisition Corporation (TWND) Overview Tailwind At A Glance Purpose-built to support visionary founders Approximately $334M held in trust Serial SPAC franchise; recent de-SPAC successfully closed 5 | Confidential Tailwind Differentiators Built by founders and operators, for founders and operators Significant track record of scaling public and private companies Substantial experience investing in innovative technology companies Chris Hollod CEO & Director Founder and Managing Partner of Hollod Holdings Matt Eby CFO & Director Co-Founder and Managing Partner of Tengram Capital Partners Philip Krim Chairman Co-Founder of Casper Sleep (NYSE: CSPR) and Managing Partner of Montauk Ventures Boris Revsin Director Managing Partner of Tribe Capital Wisdom Lu Director Founding Partner of Stibel & Co. and Bryant Stibel Alan Sheriff Director Founder and former Co-CEO of Solebury Capital Will Quist Director Partner at Slow Ventures

| Confidential 6 | Confidential PLEASE SEE DEFINITIVE PROXY FOR ADDITIONAL RELEVANT DETAILS (1) Subject to the closing of the transaction, the expiration of certain diligence periods without termination by TWND or Lincoln Park and other conditions (2) Assumes full utilization of the Lincoln Park funding agreement, no redemptions from the trust account by the TWND public stockholders and before payment of transaction expenses Summary Transaction Overview NUBURU at a Glance Leading blue laser technology company poised to disrupt and enable multiple fast growing addressable markets and promote a sustainable future ~36 systems shipped to ~26 customers 170+ granted and pending patents and applications Track record of innovation in the laser industry Transaction Funding Tailwind Acquisition Corp. (NYSE: “TWND”) is a publicly listed special purpose acquisition company (SPAC) with ~$334M in cash in trust Transaction is expected to be supported by a funding agreement with Lincoln Park Capital for up to an aggregate of $100M1 Valuation Pre-Money Enterprise Value of NUBURU = $350M at $10 per share Capital Structure NUBURU holders are rolling 100% of their equity in the transaction Post transaction, NUBURU will have up to ~$434M in cash to fund growth and explore strategic M&A2

| Confidential Innovative Preferred Share Structure Benefits Stockholders 7 | Confidential In order to further incentivize current stockholders not to redeem, Tailwind has designed a unique stock structure that utilizes unlisted convertible preferred shares Each TWND Class A stockholder will receive one unlisted preferred share following the Closing for every one share of Class A common stock not redeemed Tailwind’s stockholders, whether individual or institutional, would be treated equally and would benefit from the ability to receive this additional consideration, rather than making the preferred share available only via a private placement that is not typically accessed by individual investors The preferred share is a senior security with a $10.00 per share liquidation preference, and the preferred share can be put back to the Company for its liquidation value after two years Tailwind Class A stockholders who elect to redeem will receive $10.00 plus any applicable interest per share at Closing, but will not receive any preferred shares PLEASE READ THE DEFINITIVE PROXY CAREFULLY AS YOU CONSIDER WHETHER OR NOT TO REDEEM PLEASE REFER TO THE DEFINITIVE PROXY AND ASSOCIATED DOCUMENTS FOR ADDITIONAL DETAILS

| Confidential Leading Blue Laser Company Disrupting and enabling fast growing markets 3D printing, E- mobility, consumer electronics, and aerospace and defense Promoting a sustainable future Proprietary Technology Extensive IP portfolio 170+ granted and pending patents and applications worldwide1 Compelling Business Model Blue chip companies in large, global industries as current and target customers Near-term visibility enabled by customer orders and engagement Possibility of follow-on revenue streams Experienced, Founder-led Leadership Pioneering, founder- led, and visionary management and sponsor team Track record of innovation and execution in the laser industry Growing Market Adoption 36 systems shipped to 26 customers2 Deep partnerships with Essentium and AFWERX3 Key Investment Highlights 8 | Confidential (2) Customer and unit count as of June 2022. (3) Essentium Announcement. (1) As of June 2022.

| Confidential NUBURU: The Blue Laser Company

10 | Confidential NUBURU Solves Key Manufacturing Problems Manufacturing Challenges 10 | Confidential Solution Higher Speed and Yield to Manufacture Batteries and EV Components Able To Produce Difficult to Make Components at Higher Speeds and Efficiency Providing a Scalable 3D Printing Solution that is Material Agnostic Enormous Growth in Electric Vehicle Production Rising Complexity of Manufacturing Consumer Electronics Global Supply Chain Disruptions

| Confidential Why the Blue Laser is the Superior Solution 11 | Confidential Weld Better, Print Faster, and be More Precise With Blue Blue Wavelength Inherently Advantaged Spot Size Significantly Smaller Than Infrared Superior Brightness Higher Energy Absorption In Metals Major Advantages of NUBURU Blue Laser NUBURU Began IP Protection In 2013 7 Years Of Blue Laser Development Ready For Broad-Scale Commercialization Key Metals Blue to Infrared Absorption Ratio Gold 66x Silver 17x Copper 13x Aluminum 3x Nickel 1.5x Steel 1.5x

| Confidential Fundamental Enabling Technology for Multiple Markets Enabling Technology for a Sustainable Future (1) Source: AMPOWER Additive Manufacturing Market Report 2022 and NUBURU estimates. (2) Granted and Pending (3) Copper (4) Larger referring to part size (5) See photos on page 28. $2B $15B Projected Growth in Target Markets In Next Decade1 170+ Patents and Applications2 8x faster & defect- free welding3,5 10x larger & up to 7x faster 3D printing3,4 12 | Confidential

| Confidential Welding Address the tens of thousands of welds in an EV1. Can work with copper, aluminum, titanium, and stainless steel. Metal 3D Printing Superior in terms of size of print, breadth of materials, and overall resolution that can be achieved NUBURU's Blue Lasers Today: Core Applications 13 | Confidential Address t th h he e e t t te e en n ns s s of thousands of ld i EV1 Ckih S Sensors, Power Electronics & Lighting Battery Pack Electric Motors (1) Number varies by manufacturer and model and manufacturing process utilized. Superior in terms of size of print, breadth of materials, and overall E M

| Confidential 14 | Confidential Spear-heading electrification and a carbon- free future ~5x more energy efficient welding process than IR lasers1 70% reduced waste 3D printing vs. subtractive manufacturing2 More durable, longer-life end products (1) Based on Company thin copper weld testing where ~10x decrease in processing time reduces energy requirements. (2) Based on Company estimates for 3D printing vs. subtractive manufacturing. Enabling Technology for a Sustainable Future The Future is Brighter with NUBURU

| Confidential NUBURU's Blue Lasers Addresses Multiple Large Markets Industrial Welding Mission-critical Applications Maximum mechanical and electrical weld performance Increased productivity Expanding laser-based processing into new applications 3D Printing Mission-critical Applications High speed production High filling factor density Large volume parts Lower production costs Defense Specific Applications Advanced additive manufacturing at the edge Electrification Other Industries Healthcare Bio instrumentation (Bioinformatics) Solar Annealing of solar panel 15 | Confidential 10,000+ Test Welds and 200+ Applications Conducted

| Confidential NUBURU’s Target Markets Projected to Grow $0 $2 $4 $6 $8 $10 $12 $14 $16 2022 2027 2032 Consumer Electronics 3D Printing Lasers E-Mobility Battery 3D Printing Metal System Other Applications & Potential Adjacencies1 $5.3B $15B $2.1B 16 | Confidential Source: Wohler’s and AMPOWER, Laser Focus World, Industrial Laser Solutions (2021) and NUBURU estimates. (1) Include near-term applications in Display, Media, Medical, and Defense. 30% 23% 7% 16% 16% 26% 10-YEAR CAGR 10-YEAR ADDRESSABLE MARKET PROJECTION

| Confidential NUBURU's Blue Laser Target Markets and Ecosystem (1) Data as of June 2022 Note: The companies listed above represent target markets and do not represent a customer list. 17 | Confidential (1 (1 (1) ) ) Da Da Data ta ta a a as s s of of of J J Jun un une e e 20 20 2022 22 22 No No Note te te: : : Th Th The e e co co comp mp mpan an anie ie ies s s li li list st sted ed ed a a abo bo bove ve ve r r rep ep epre re rese se sent nt nt t t tar ar arge ge get t t ma ma mark rk rket et ets s s an an and d d do do do n n not ot ot r r rep ep epre re rese se sent nt nt a a a c c cus us usto to tome me mer r r li li list st st. 17 | | Confide ent n ial l Batteries & Energy Storage 9 of Top 20 Engaged Consumer Electronics 5 of Top 20 Engaged 3D Printing 5 of Top 20 Engaged E-Mobility 5 of Top 20 Engaged Tested with 30+ Potential Customers; 36 Lasers Delivered

18 | Confidential “Picks and Shovels” of Modern-Day Manufacturing NUBURU's Success Driven by Sector Megatrends 18 | Confidential Note: The companies listed above represent target markets and do not represent a customer list.

| Confidential NUBURU's Blue Laser: Superior Form of Industrial Welding Process Energy Efficiency ncy Process Energy Efficien Process Speed2 Process Speed2 Remote Welding Capability Remote Welding Capability Manufacturing Yield d Manufacturing Yield Defect-free1 Defect-free1 No Spatter / Safety NUBURU INFRARED ULTRASONIC RESISTANCE (1) See photos on page 28. (2) Speed across materials on a per watt basis. 19 | Confidential Myriad advantages of NUBURU result in significantly higher potential ROI

| Confidential Comprehensive IP Strategy Secures First Mover Advantage 170+ Granted and Pending Patents and Applications Over 7,500 claims filed across all aspects of NUBURU's current and future technology since 2013 with 100s of trade secrets Blue Laser Technology (AO & AI) Single Mode Blue Laser Technology “SML” 3D Printer Technology Application Patents (Commercial and Defense) Foreign rights include EP, JP, KR, CN, and RU 20 | Confidential Note: Patent position as of June 2022.

| Confidential History of Technical and Technological Progress 2013 First blue laser patent1 - NUBURU founded - CO facility open 2015 2016 Beta program and market validation - Launched AO 150 - Applications Lab Open 2017 2018 - Launched AO 500 - First Copper Weld; Joint R&D with major copper foil co. - Awarded first 3D Printing Patents - Launched AO 200 - Launched AO 650 - Built first Blue 3D printer in EOS M 100 2019 2020 Over 10,000 customer tests complete - Awarded Copper Welding, Blue Laser, 3D Printing, Materials Processing Patents covering NUBURU’s award-winning technology3 - Four industry experts join Advisory Board 2021 2022-Forward -High brightness laser (AI & SML) -Essentium partnership -AFWERX contract awarded 2017 86 Total Patent Applications 150W 2018 112 Total Patent Applications 500W 2019 133 Total Patent Applications 650W 2020 142 Total Patent Applications 650W 2021 156 Total Patent Applications 650W 2022 170+ Total Patent Applications1 >1000W 21 | Confidential (1) Granted and pending patents and applications as of June 2022. (2) https://www.startus-insights.com/innovators-guide/5-top-additive-manufacturing-startups-impacting-the-automotive-industry/.

| Confidential Made in the USA: NUBURU's Blue Laser Technology Applications Lab Demonstration systems Welding system 3D printing Metallurgical Lab Manufacturing Facility Automation Testing + QC Clean Room Burn in facility Engineering Design Center Prototyping Clean Room R&D Research Center Clean Room 22 | Confidential ~30,000 sq. ft headquarters near Denver

| Confidential NUBURU's Board of Directors Nominees Ron Nicol Executive Chair 30+ years of experience consulting growth companies Mark Zediker CEO 30 years of experience as an entrepreneur Kristi Hummel Compensation Chair Nominee, CPO at Skillsoft 25 years of experience leading people strategies Ake Almgren Independent Director, CEO and founder of Orkas, Inc. 5 decades of experience in the energy industry 23 | Confidential Lily Yan Hughes NomGov Chair Nominee 25 years of experience as corporate counsel and executive in technology and manufacturing John Sabl General Counsel of Anzu Partners, LLC 30+ years of experience advising growth companies on legal matters Tom Wilson Board Observer; Chair, President & CEO at Allstate 35 years of experience in financial services Elizabeth Mora Audit Chair Nominee 30 years of experience leading finance and large, complex originations

| Confidential Product Overview

| Confidential Current & Near-Term Core Welding Product Overview AO-650 Weld of consumer electronics w/o scanners Production release Q2 2022 AI-300/370 Small-scale consumer electronics Production release expected Q1 2023 AI-500/650 Large-scale consumer electronics Production release expected Q2 2023 AI-1000/1500 Small-scale consumer electronics/ battery Production release expected Q2 2023 AI-2000/2500 Battery foils & tabs / EV Production release expected Q3 2023 AI-4000/5000 Battery bus bars / EV Production release expected Q3 2023 25 | Confidential (1) Light Module 23” 24” 38” Light Modules (2x) Light Modules (4x) Light Modules (8x) Light Modules (16x) Light Modules Leveraging Modularity, Similar Housing Electronics to Create Scalability, De-risk Product Development Roadmap

| Confidential Current & Near-Term Core 3D Printing Product Overview 26 | Confidential AI-500/650 Large-scale consumer electronics Production release Q2 2023 AO-650/AI-X000 Plug and play 3D printing DED (Direct energy deposition) powder and wire feed Production release Q2 2022 and 2023 SML-100 Plug and play 3D printing, scanner-based powder beds Production release expected Q4 2023 SML-500 Plug and play 3D printing scanner-based powder beds, remote welding, and cutting Production release expected Q3 2024 Outer Year Product Development Roadmap De-risked Through Strong R&D Capabilities

| Confidential Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A AO AO-650 AI-300D AI-500 AI-1000 AI-2000 AI-4000 AI-370D AI-200 AI-650 AI-1500 AI-2500 AI-4500 SMLD-100 SML-100 SMDL-500 SML-500 T Technology Development 3 3D Printing A AI (Current power chip) 2022 2023 2024 SML AI (High power chip) Product Line Product 27 | Confidential Development Pilot Production Product Introductions Expected to Drive Market Expansion & Revenue Growth

| Confidential 3D Printing Welding Battery Foils Welding Bus Bars NUBURU IR LASER ULTRASONIC ADVANTAGES No Porosity No Spatter Strong Weld Low Resistance Defect Free Continuous weld Low Resistance High Strength Low Fatigue Defect Free Material Agnostic Defect Free Copper Up to 7x Faster Up to 10x Larger NUBURU Solves Key Manufacturing Problems in Consumer Electronics, Cell Phones, and 3D Printing 28 | Confidential Defects No Defects Not a Solid Weld Limited to Pulsed Welding Defect Free Continuous Weld N/A Defect Free Copper Print High Porosity Copper Print Weak Welds

| Confidential NUBURU is Highly Valuable to Battery and EV Production CELL LEVEL Mechanical Properties ELECTRODE-TO-TAB 80 copper foils to tab CASE SEALING 1.5mm Aluminum LIN NG min nu um MODULE LEVEL Electrical Performance TAB-TO-TAB 2 x 400μm copper on 800μm copper 29 | Confidential r PACK LEVEL Production Efficiency BUS BAR 400μm on 1.5mm copper EVEL ction ncy coppe e er Sensors, Power Electronics & Lighting Battery Pack Electric Motors (1) Number varies by manufacturer and model and manufacturing process utilized. EV Production Requires Tens of Thousands of Welds1

| Confidential NUBURU is Highly Valuable to Cell Phone Production PHONE BATTERY Mechanical / Electrical NUBURU Laser Welded Battery Foil Stack PHONE STRUCTURE Mechanical 30 | Confidential (1) Number varies by manufacturer and model and manufacturing process utilized. E PHONE COOLING Thermal Management NUBURU Laser Welded Cell Phone Cooler Cell Phone Battery Welds Cell Phone Mechanical / Electrical Structure Welds Cell Phone Processor Cooling Cell Phone Camera Lens Welding Laser Welded Cell Phone Frame Assembly Cell Phone Production Requires Hundreds of Precision Welds1

31 | Confidential Confidential

| Confidential KEY RISK FACTORS Unless the context requires otherwise, references to “NUBURU,” “we,” “us” or “our” in this section are to the business and operations of NUBURU prior to the Transaction and to combined company and its subsidiaries following the Transaction. The risks presented below are certain of the general risks related to our business, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents to be filed or furnished by NUBURU and TWND, with the SEC, including the documents filed or furnished in connection with the proposed Transactions between NUBURU and TWND. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of NUBURU and TWND and the proposed transactions between NUBURU and TWND, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones NUBURU or TWND faces. Additional risks that are not currently known or that are currently believed to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in TWND. Risks Relating to Our Business and Operations We are an early-stage company with a history of losses. We have not been profitable historically and may not be able to achieve profitability in the future. Our limited operating history and the novelty of our blue laser systems make evaluating our business, the risks and challenges we may face and our future prospects difficult. The engineering of our laser systems is still in the prototype stage, and there is no guarantee that we will be successful in implementing production of our laser systems on a commercial scale. If our laser systems contain design or manufacturing defects, our business and financial results could be harmed. Insufficient warranty reserves to cover future warranty claims could adversely affect our business, prospects, financial condition and operating results. The failure of our suppliers to deliver necessary raw materials that meet the specifications for our laser systems in a timely manner could cause installation delays, cancellations and damage to our reputation. We depend on sole source or limited source suppliers, as well as on our own production capabilities, for some of the key components and materials, including laser diodes and optical filters, which makes us susceptible to supply shortages and other supply chain disruptions and to price fluctuations that could adversely affect our business, particularly our ability to meet our customers’ delivery requirements. We are highly dependent upon the ability to ship products to customers and to receive shipments of supplies from suppliers. If we fail to accurately forecast component and material requirements for our products, we could incur additional costs and significant delays in shipments, which could result in a loss of customers. Our systems are based on novel technologies to produce blue wavelength lasers and potential customers may be hesitant to make a significant investment in our technology or switch from the technology they are currently using. There is no assurance that non-binding letters of intent and other indications of interest from customers will be converted into binding orders, sales, bookings or committed offtake contracts. As a result, our operating results may be materially lower than our expected results of operations. Our systems involve a lengthy sales and installation cycle, and if we fail to close sales on a regular and timely basis it could harm our business. The long sales cycles for our products may cause us to incur significant expenses without offsetting revenues. Because of the long sales cycles, our operating results and financial condition may fluctuate significantly from quarter to quarter. If we fail to meet our customers’ price expectations, demand for our products could be negatively impacted and our business and results of operations could suffer. We expect to contract with a number of large companies that have considerable bargaining power, which may require us to agree to terms and conditions that could have an adverse effect on our business or ability to recognize revenues. Declines in the prices of our products and services, or in our volume of sales, together with our relatively inflexible cost structure, may adversely affect our financial results. If we are not able to continue to reduce our cost structure in the future, our ability to become profitable may be impaired. In the event of future growth, our information technology systems and our internal control over financial reporting and procedures may not be adequate to support our operations. If we are unable to attract and retain key employees and hire qualified management, technical, engineering, and sales personnel, our ability to compete and successfully grow our business could suffer. Labor disputes could disrupt our ability to serve our customers and/or lead to higher labor costs. Certain estimates of market opportunity and forecasts of market growth may prove to be inaccurate. Incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. 32

| Confidential Risks Relating to Our Business and Operations (continued) Operational costs can be difficult to predict and may include costs from requirements related to the decommissioning of our systems. We expect to incur significant research and development expenses and devote substantial resources to commercializing new products, which could increase our losses and negatively impact our ability to achieve or maintain profitability. Our ability to use net operating loss (“NOL”) carryforwards and other tax attributes may be limited in connection with the proposed Transaction and other ownership changes. Our insurance coverage may not adequately protect us from harm or losses we may suffer. The implementation of our business plan and strategy may require additional capital and this capital might not be available on acceptable terms, if at all. There is no assurance that we will be able to execute on our business model. Expanding operations internationally will subject us to a variety of risks and uncertainties that could adversely affect our business and operating results. Risk Relating to Our Industry Our future growth is dependent upon the competition, pace and depth of blue laser adoption, as well as on the growth of certain end markets. If such markets do not develop as we expect, or if they develop more slowly than we expect, our business, prospects, financial condition and operating results could be adversely affected. If the cost of competitive technologies continues to decline, our blue laser technology may not be considered as cost-effective when compared to such competing technologies. The average selling prices of our products could decrease over the life of the product, which may negatively affect our revenue and margins. We operate in a highly competitive industry and there is increasing competition. Many of our competitors and future competitors may have significantly more financial and other resources than we do and if we do not compete effectively, our competitive positioning and our operating results will be harmed. Our market is characterized by rapid technological changes and evolving standards demanding a significant investment in research and development, and, if we fail to address changing market conditions, our business and operating results will be harmed. Global economic conditions and macro events may adversely affect us. Risk Relating to Litigation and Regulation Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to complete the business combination, and results of operations. Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity and requirements resulting in increased expenses. We may be subject to securities litigation, which is expensive and could divert management attention. Our manufacturing facilities are subject to various compliance requirements, including Occupational Safety and Health Administration (“OSHA”), and compliance costs could increase as we plan to scale our operations. Laws, regulations and rules relating to privacy, information security, and data protection could increase our costs and adversely affect our business opportunities. In addition, the ongoing costs of complying with such laws, regulations and rules could be significant. Our business may depend on the continued availability of rebates, tax credits and other financial incentives. The reduction, modification, or elimination of government economic incentives, particularly in the defense and research sectors, could cause our revenue to decline and harm our financial results. Unanticipated changes in tax laws may affect future financial results. We must comply with and could be impacted by various export controls and trade and economic sanctions laws and regulations that could negatively affect our business and may change due to diplomatic and political considerations outside of our control. We could be liable for environmental damages resulting from our operations, which could impact our reputation, our business, and our operating results. 33

| Confidential Risk Relating to Intellectual Property We may be unable to protect, defend, maintain or enforce our intellectual property rights for the intellectual property on which our business depends, including against existing or future competitors. Failure to protect defend, maintain and enforce that intellectual property could result in our competitors offering similar products, potentially adversely affecting our growth and success. We may be subject to third-party claims of infringement, misappropriation or other violations of intellectual property rights, or other claims challenging our agreements related to intellectual property, which may be time-consuming and costly to defend, and could result in substantial liability. Our patents and, patent applications if issued, may not provide adequate protection to create a barrier to entry. The provisional and non-provisional patent applications that we own may not issue as patents or provide adequate protection to create a barrier to entry, which may hinder our ability to prevent competitors from selling products similar to ours. Changes in U.S. patent law could diminish the value of patents in general, thereby impairing our ability to protect our intellectual property rights. Other Risks Cyber-attacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. Natural disasters, unusual weather conditions, epidemic outbreaks, terrorist acts and political events could disrupt our business. Interruption or failure of our infrastructure could hurt our ability to effectively perform our daily operations and provide and produce our products and services, which could damage our reputation and harm our operating results. Our financial condition and results of operations as well as those of potential customers could be adversely affected by epidemics, pandemics and other outbreaks such as the COVID-19 pandemic, which has caused a material adverse effect on the level of economic activity around the world. Our financial condition and results of operations as well as those of potential customers could be adversely affected by the Russian invasion of Ukraine, which has caused a material adverse effect on the level of economic activity around the world. We may engage in a wide array of potential strategic transactions, which could require significant management attention, disrupt our business, dilute stockholder value and adversely affect our operating results and financial condition. Negative publicity could result in a decline in our growth and have a material adverse effect on our business, our brand and our results of operations. Risk Relating to Being a Public Company Our management has limited experience in operating a public company. Following the consummation of the Transaction, we expect to incur significant increased expenses and administrative burdens as a public company, which could negatively impact our business, financial condition and results of operations. As a private company, we have not endeavored to establish and maintain public company-quality internal control over financial reporting. If we fail to establish and maintain proper and effective internal control over financial reporting as a public company, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. Risks Relating to the Business Combination We will have broad discretion in the use of the net proceeds to us from this offering, you may not agree with how we use the proceeds and the proceeds may not be invested successfully. Because the market price of shares of TWND’s common stock will fluctuate, NUBURU stockholders cannot be sure of the value of the merger consideration they will receive. TWND and NUBURU stockholders will have a reduced ownership and voting interest in the combined company after the merger. The market price of shares of our common stock after the merger may be affected by factors different from those currently affecting the prices of shares of TWND common stock. If the merger’s benefits do not meet the expectations of financial analysts, the market price of our common stock may decline. The consummation of the merger is subject to a number of conditions and if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the merger may not be completed. Termination of the merger agreement could negatively impact TWND and NUBURU. 34

| Confidential Risks Relating to the Business Combination (continued) TWND and its directors are, or may in the future be, subject to claims, suits and other legal proceedings, including challenging the merger, that may result in adverse outcomes, including preventing the merger from becoming effective or from becoming effective within the expected time frame. NUBURU will be subject to business uncertainties and contractual restrictions while the merger is pending. NUBURU directors and officers may have interests in the merger different from the interests of NUBURU’s stockholders. TWND directors and officers may have interests in the merger different from the interests of TWND’s stockholders. The merger will result in changes to the board of directors of the post-combination entity that may affect the strategy of the post-combination entity. The merger agreement contains provisions that may discourage other companies from trying to acquire NUBURU for greater merger consideration. The merger agreement contains provisions that may discourage TWND from seeking an alternative business combination. Incorrect estimates or assumptions by management in connection with the preparation of our financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. TWND and NUBURU will incur transaction costs in connection with the merger. Subsequent to the closing of the merger, the post-combination entity may be exposed to unknown or contingent liabilities and may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment. TWND’s and NUBURU’s equityholders will have their rights as stockholders governed by the organizational documents of the post-combination entity. TWND currently intends to only complete one business combination with the proceeds of the TWND IPO and the sale of the private placement warrants, which will cause TWND to be solely dependent on NUBURU’s business. This lack of diversification may negatively impact TWND’s operations and profitability. If third parties bring claims against TWND, the proceeds held in the Trust Account could be reduced and the per share redemption amount received by stockholders may be reduced. Risks Relating to Redemption Significant redemptions among TWND’s public stockholders may require the post-combination entity to raise future financing after the closing of the merger. There is no guarantee that TWND’s public stockholder’s decision whether to redeem their shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position. If TWND public stockholders fail to comply with the redemption requirements, they will not be entitled to redeem their public shares for a pro rata portion of the funds held in the Trust Account. TWND does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for TWND to complete the merger with which a substantial majority of TWND’s stockholders do not agree. Risks Relating to Ownership of Our Common Stock and Warrants If the post-combination entity does not declare any dividends in the future, you will have to rely on price appreciation of our commons stock in order to achieve a return on your investment. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about business of the post-combination entity, or if they adversely change their recommendations regarding the common stock of the post-combination entity or if results of operations of the post-combination entity do not meet their expectations, the market price of the common stock and trading volume of the post-combination entity could decline. The price of common stock and warrants of the post-combination entity may be volatile and subject to wide fluctuations. Future resales, or the perception of future resales, of our common stock after the consummation of the Transaction, including those issued upon exercise of warrants, may cause the market price of our securities to drop significantly, even if our business is doing well. We expect to be an “emerging growth company,” and the reduced disclosure requirements applicable to emerging growth companies could make our common stock less attractive to investors. There is no guarantee that our warrants will be in the money at the time they become exercisable, and they may expire worthless. 35

| Confidential Appendix

| Confidential Highly advanced manufacturing players leveraging technology and software to drive growth Accelerated revenue growth profile Industry 4.0 Scaled players leveraging current generation laser technology across diversified applications Few rising players with a focus on next generation technology and applications Highly advanced additive manufacturing peers with growth expected to be driven by metal 3D printing tailwind Accelerated revenue growth profile Mature companies with a focus on traditional welding and tool manufacturing Low growth and steady margins Mixed group of peers with differentiated, high value add products and services Overlapping end markets and applications Historical and future growth driven by mega trends including electrification / energy transition, automation, and Industry 4.0 Selected Public Comparable Universe For NUBURU Additive 2.0 Industrial Lasers / Laser Welding Traditional Welding And Tools High-Growth, Advanced Manufacturing 37 | Confidential

| Confidential Metal 3D Printing

| Confidential NUBURU's Blue Lasers: Superior to Other Metal 3D Printing Technology Strong Product Value Proposition Speed: Up to 7x faster 3D printed parts Scale: 10x larger Density: Near forged metal densities yg Aerospace, Automotive, Medical & Dental, Consumer Products, Industrial 39 | Confidential NUBURU Blue Light Engine creates high- quality Stainless Steel and Copper parts

| Confidential NUBURU's Blue Lasers Enable Faster Printing Speeds Build rates measured in directed energy deposition tests to date 7x Copper 1.5x Titanium 3x Stainless Steel 1.5x Copper Alloy 40 | Confidential NUBURU has Demonstrated up to 7x Build Speed Increase in Copper and 3x Build Speed Increase in Stainless Steel

| Confidential compared to infrared capability Infrared Laser Print 10x Larger Metal Components Inconel1 / Copper Alloy Construction NUBURU's Blue Lasers Enable Larger Printing Volume 41 | Confidential (1) Inconel refers to a family of austenitic nickel-chromium-based superalloys.

| Confidential NUBURU's Blue Lasers Enable Copper 3D Printing Almost as Dense as Forged Metal >97% Density 80% Density 85% Density (Post Sintering) Infrared Binder Jet 42 | Confidential Note: Density relative to forged copper.

| Confidential Welding & Manufacturing Breakthrough

| Confidential NUBURU's Blue Lasers Provide Greater Welding Speeds Air Conditioners: 15X Infrared Cell Phones: 15X Infrared Hydrogen Fuel Cells: 5X Infrared Copper Welding Speed (Meters per Minute)1 1.5 NUBURU Blue IR 17.5 Copper Welding: 17.5 Meters Per Minute 44 | Confidential https://youtu.be/qTfzLmUP1Kk (1) Based on customer and NUBURU testing. Determined using different Copper thicknesses and scanning speeds.

| Confidential NUBURU's Blue Lasers Have Potential to Transform Metal Welding – Advancing Industries That Enable a More Sustainable Future Tens of thousands of welds per vehicle3 Welding required in: Electric motors Sensors, Power Electronics & Lighting Battery Pack Chassis Number of welds: 200+ including structural, connecting, electrical2 e.g., vapor chamber, sub assemblies 45 | Confidential Strong Product Value Proposition 8x faster welding (copper) Defect-free welding1 High strength, low resistance welding Energy efficient welding; lower touch times (1) See photos on page 28. (2) Based on customer testing. (3) Number varies by manufacturer and model and manufacturing process utilized.

| Confidential NUBURU's Blue Lasers Are the Next Breakthrough for Copper Welding CO2 Lasers Copper Absorption <1% Replacing torches for general steel welding Unable to weld copper Lamp pumped Infrared YAG Lasers Copper Absorption ~5% Imprecise, difficult to control and was unreliable DPSS Infrared Lasers Copper Absorption ~5% Improved reliability and precision but power too low Infrared FIBER Lasers Copper Absorption ~5% Precision welding enables electronics NUBURU Blue Lasers Copper Absorption ~65% Introduces the first Industrial Blue Laser welding system, which is up to: 8x faster on copper with high quality welds Compared to Fiber and DPSS lasers 46 | Confidential (1) Source: Strategies Unlimited (Endeavor). Includes all laser segments and not just laser welding. 1970 1980 1990 2000 ~$0 Total Worldwide Laser Revenues1 ~$200 million ~$1.2 billion ~$6 billion ~$15 billion 2019

| Confidential Operations

| Confidential NUBURU's Advisory Board David H. Buss Former Vice Admiral, “Air Boss,” U.S. Navy Current CEO of OpenDrives, Inc. "NUBURU’s cutting-edge blue laser technology has the very real potential to be transformational for the Department of Defense future capabilities from directed energy weapons to additive manufacturing." Ga-Lane Chen, Ph.D. Former CTO & CIO of Foxconn Recognized inventor with many patents to his name Bob Galyen Former CTO of CATL ~46 Years of international work experience Takashi Mitachi Former Senior Advisor & Co-Chairman of BCG Japan Office Best-in-Class Scientific Experts 48 | Confidential Jean-Michel Pelaprat Head of Advisory Board NUBURU Co-Founder “I co-founded NUBURU with Mark Zediker. Pioneering a real breakthrough technology in the laser sector is rare and I am fortunate to be part of it." l“AiB

| Confidential From Plug & Play to Exploring Proprietary Next Generation Printing Technology 49 | Confidential Plug and Play Upgrade to Existing & Next Generation Scanner-Based 3D Printers Today… Development plan to introduce printers either through organic efforts or acquisition Exploring Area Printing Technology Light Engine Blue Laser 3D Printing Note: The companies listed above represent target markets and do not represent a customer list.

| Confidential Automated Manufacturing Process Single Semi-Automated Production Line with Modularity to Enable Scale Manufacturing 50 | Confidential Automated Automated Automated Automated Blue Diode Suppliers

| Confidential Illustrative Customer Adoption Timeline 51 | Confidential Month 0 First intro Months 1-6 Application development Month 7 First P/O for internal qualification Month 15 Manufacturing qualification Month 22 Second P/O & agreement discussion for 2022 volume supply Welding Adoption Timeline (existing customer) Month 0 First intro Months 1-9 Basic Application development Months 6-18 First P/Os for system integration and process qualification Months 15-24 Manufacturing qualification Month 24 Volume P/O & Supply agreement discussion 3D Printing Adoption Timeline (Projected SML adoptions across multiple customers)